ALPHACORE STATISTICAL ARBITRAGE FUND

Institutional Class Shares	STAKX
Class N Shares	STTKX

Prospectus

August 9, 2017, as amended August 30, 2017 and April 12, 2018

Advised by:

AlphaCore Capital

875 Prospect St.

Suite 315

La Jolla, CA 92037

www.alphacorefunds.com 1-855-447-2532

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	4
Investment Advisor	4
Investment Advisor Portfolio Managers	4
Purchase and Sale of Fund Shares	4
Tax Information	4
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	4
Investment Objective	4
Principal Investment Strategies	4
Principal Investment Risks	5
Temporary Defensive Investments	8
Portfolio Holdings Disclosure	8
Cybersecurity	8
MANAGEMENT	8
Investment Advisor	8
Portfolio Managers	9
HOW SHARES ARE PRICED	10
HOW TO PURCHASE SHARES	10
HOW TO REDEEM SHARES	12
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	14
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	14
DISTRIBUTION OF SHARES	15
Distributor	15
Householding	15
FINANCIAL HIGHLIGHTS	16
Notice of Privacy Policy & Practices	17

FUND SUMMARY

Investment Objective: The Fund seeks capital appreciation with a low correlation to broad equity market indices.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class N	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.30%	0.30%
Total Annual Fund Operating Expenses	1.54%	1.29%
(1)	Other expenses are estimated for the current fiscal year, and do not reflect the costs of investing in derivatives that provide the Fund with exposure to the statistical arbitrage strategy. The Fund pays the cost of derivative investments, in the form of execution costs, indirect management fees, and/or reduced returns on the investments. The Adviser estimates the total annual cost of investing in such derivatives to be 1.70% of the Fund’s net assets as of April 6, 2018.

Estimated derivative cost includes an estimate of interest rates, which may be materially lower or higher than future interest rates, as well as counterparty expenses, and indirect management fees. The estimate does not include certain indirect fees and expenses of the reference asset(s), such as administration, audit, and legal. The Fund indirectly bears such expenses in the form of reduced returns on its investments. The Fund does not pay any direct or indirect incentive or performance based fees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class N	$157	$486
Institutional	$131	$409

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund seeks exposure to equity and equity-related securities based on statistical arbitrage strategies. Statistical arbitrage strategies use quantitative and statistical data analysis to take advantage of pricing aberrations in equity and equity-related securities. The Fund’s advisor seeks exposure to statistical arbitrage strategies by investing the Fund’s assets in negotiated derivative instruments with counterparty banks (such as a swap, option, or other derivative) that provides exposure to one or more statistical arbitrage strategies. To preserve principal and to generate income, the advisor may also invest the Fund’s assets in short-term investment grade fixed-income securities. Such short-term fixed income securities include commercial paper and U.S. Treasury securities.

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Additionally, the Fund has exposure to long or short positions in equity securities of U.S. and non-U.S. companies of various market capitalizations. The Fund defines equity securities as common and preferred stocks as well as equity-related securities such as securities and financial instruments (e.g. derivatives) that derive their value from equity securities. The equity and equity-related securities in which the Fund invests may be listed or unlisted, of issuers of any size, and may include, but are not limited to, common stocks, preferred stocks, rights, warrants and total return swap contracts (including equity and asset swaps). Equity swaps may be based on a single name equity, a broader basket of equities, or an equity index.

With respect to derivatives that provide exposure to one or more third-party managers’ statistical arbitrage strategies, the Fund’s exposure to long and short positions will be based on the manager’s statistical arbitrage strategy which employs statistical and quantitative analysis to identify pricing aberrations in equity and equity-related securities. The manager’s strategy seeks to take advantage of the pricing aberrations identified by it’s model utilizing price data, fundamental data, and corporate events as inputs. In normal market conditions, the advisor will attempt to maintain an exposure to statistical arbitrage strategies at or near both market neutral (that is, an equal amount of long and short position exposure) and beta neutral (that is, the net volatility of the Fund’s holdings has little or no correlation to the market’s volatility).

In general, the Fund will take or have exposure to long positions in those securities believed to be undervalued, and short positions in those securities that believed to be overvalued. The adviser or manager sells a long position when a price target is reached, fundamentals have deteriorated or more attractive investments are available. The advisor or manager covers (buys back) short positions when a price target is reached, fundamentals have improved or more attractive short positions are available.

In pursuing the Fund’s investment objectives, the Fund engages in frequent trading of its portfolio securities which may result in higher transactional and brokerage costs.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.

Principal Investment Risks:

The following describes the risks the Fund may bear through investments, directly or indirectly, in specific securities and derivatives.

Counterparty Risk: Derivative transactions such as swaps and certain options and other custom instruments are subject to the risk of non-performance by the swap counterparty, including the risks relating to the financial soundness and creditworthiness of the swap counterparty.

Currency and Exchange Rate Risks: The Fund may invest in financial instruments denominated in currencies other than the U.S. Dollar or in financial instruments which are determined with references to currencies other than the U.S. Dollar. To the extent unhedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as with price changes of their investments in the various local markets and currencies.

Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Foreign Securities Risk: Because the Fund’s investments may, directly or indirectly, include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The advisor’s judgments about the attractiveness, value and potential appreciation of

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particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the advisor’s judgments about the potential performance of a certain investment strategy may also prove incorrect and may not produce the desired results.

Market Neutral and Hedged Strategies: Although the Fund may invest in positions that are intended to be market neutral, it may be unable to, or decide not to, hedge its positions, and, in such event, the Fund might sustain a significant risk of loss as a result of changes in the price of unhedged positions.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Model Risk: The Fund will have exposure, through derivatives, to a third-party manager’s statistical arbitrage strategy which, in turn, relies on the manager’s investment models. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the Advisor will be successful in evaluating a manager’s quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).

Non-Exchange Traded Derivatives Risk: Derivatives instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange, including, but not limited to, swap and option transactions. Over-the-counter options, unlike exchange-traded options, are two-party contracts with price and other terms negotiated by the buyer and seller. The risk of nonperformance by the obligor on such an instrument may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument.

Option Risk: There are risks associated with the purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.

Short Selling and Short Position Risk: The Fund may indirectly engage in short-selling and short position derivative activities. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the advisor’s ability to accurately anticipate the future value of a security or instrument, and potentially higher transaction costs than are associated with long-only investing. The Fund’s losses are potentially unlimited in a short position transaction.

Small and Medium Capitalization Company Credit Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Therefore, securities issued by smaller companies may pose greater risk than is generally associated with the securities of larger, more established companies.

Spread and Arbitrage Trading: A significant part of the Fund’s investment operations may involve spread positions between two or more financial instrument positions. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur.

Swap Risk: The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The value of a swap may be highly volatile and may fluctuate substantially during a short period of time.

Systems Risks: The Fund may depends on a manager to develop and implement appropriate systems for the Fund’s activities. The Fund relies extensively on computer programs and systems to trade, clear and settle transactions, to evaluate certain securities based on real-time trading information, to monitor its portfolios and net capital, and to generate risk management and other reports that are critical to the oversight of the Fund’s activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by computer “worms,” viruses and power failures. Any such defect or failure could have a material adverse effect on the Fund.

Undervalued Stock Risk: Undervalued stocks may remain undervalued during a given period, may not ever realize their full value or may turn out to have been appropriately priced at the time the Fund purchased them. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged. Entire industries or sectors may lose favor with investors, and the Fund, in seeking value stocks, may focus its investments more heavily in those industries or sectors.

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Volatility Risk: The Fund’s investment program may involve the purchase and sale of relatively volatile financial instruments such as derivatives, which are frequently valued based on implied volatilities of such derivatives compared to the historical volatility of underlying financial instruments. Fluctuations or prolonged changes in the volatility of such instruments, therefore, can adversely affect the value of investments held by the Fund.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information for the Fund will be available at no cost by visiting www.alphacorefunds.com or by calling 1-855-447-2532.

Investment Advisor: AlphaCore Capital, LLC.

Investment Advisor Portfolio Managers: Jonathan Belanger, CFA serves as the Director of Research at AlphaCore Capital, since October, 2016 and as Lead Portfolio Manager for the Fund since August 2017. Richard Pfister, CAIA is the CEO of AlphaCore Capital and serves as Co-Portfolio Manager for the Fund, since August 2017.

Purchase and Sale of Fund Shares: The Institutional Class shares require a $500,000 minimum investment and a minimum subsequent investment of $100. Class N shares require a $5,000 minimum investment and a minimum subsequent investment of $100.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund seeks long-term capital appreciation with a low correlation to broad equity market indices. The Fund’s investment objective may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days’ notice to shareholders.

Principal Investment Strategies: The Fund seeks exposure to equity and equity-related securities based on statistical arbitrage strategies developed. The Fund’s adviser seeks exposure to statistical arbitrage strategies by purchasing negotiated derivative instruments (such as a swap, option, or other derivative) that provides exposure to one or more statistical arbitrage strategies. To preserve principal and to generate income, the advisor may also invest the Fund’s assets in short-term investment grade fixed-income securities. Such short-term fixed income securities include commercial paper and U.S. Treasury securities.

The Advisor has overall supervisory responsibilities for the general management and investment of the Fund's portfolio investments. The Advisor is responsible for allocating the Fund’s assets for investment, and ensuring the Fund’s investments are consistent with the Fund’s investment strategies and are in compliance with the Fund’s guidelines and restrictions.

Additionally, the Fund indirectly invest in long or short positions in equity securities of U.S. and non-U.S. companies of various market capitalizations, and only in markets that can be traded electronically. The Fund defines equity securities as common and preferred stocks as well as equity-related securities such as securities and financial instruments (e.g. derivatives) that derive their value from equity securities. The equity and equity-related securities in which the Fund invests are may be listed or unlisted, of issuers of any size, and may include, but are not limited to, common stocks, preferred stocks, convertible debt securities, rights and warrants and swap contracts (including equity and asset swaps). Equity swaps may be based on a single name equity, a broader basket of equities, or an equity index.

With respect to derivatives that provide exposure to a third-party manager’s statistical arbitrage strategy, the Fund’s exposure to long and short positions is based on a third-party manager’s statistical arbitrage strategy. The manager employs statistical and quantitative analysis to identify pricing aberrations in equity and equity-related securities. The manager’s analysis utilizes

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a systematic quantitative trading strategy which attempts to exploit pricing aberrations in equity markets based on the forecasts of its proprietary models (the “Models”). The strategy relies on three core Models to analyze the investment universe and create the optimal portfolio. The first is the Alpha model which utilizes a stable set of factors that cover a broad range of return drivers which capture mean reversion, momentum, and fundamental data over various time scales. Next, the Risk model which, among other things, uses up to date market information to account for correlations between stocks, and reduces portfolio exposure to systematic market risk factors such as beta. The algorithm imposes risk constraints in the portfolio construction designed to limit single stock, sector and country exposures. The diversification achieved through size constrained positions in approximately 80% of the investment universe (which is evolving as markets are added) helps mitigate risk. Finally, the Trading Cost model aims to improve the execution of the strategies and enables the construction of a realistic back-test framework. The manager uses proprietary trading algorithms to create an opportunistic approach to order timing and sizing to remain passive while achieving high fill rates. The trading algorithms attempt to provide liquidity and capture spread. In summary the Models seek to forecast future stock returns using alpha factors while minimizing systematic and firm-specific risk and projected costs of trading in terms of fixed fees, market impact, and opportunity costs. The results of the Models are combined into an algorithm that incorporates mathematical optimization with the goal of generating an optimal list of trades. There is no discretion in the model’s creation of the optimal portfolio beyond the pre-determined parameters and constraints of the algorithm.

The manager seeks to take advantage of the pricing aberrations identified by its Models utilizing price data, fundamental data, and corporate events as inputs. In normal market conditions, the advisor will attempt to maintain an exposure to the statistical arbitrage strategy at or near both market neutral and beta neutral (that is, primarily beta neutrality to market betas and to other systematic risk factors identified in the risk model) and may have limited net dollar exposure.

In general, the Fund will take or have exposure to long positions in those securities believed to be undervalued, and short positions in those securities believed to be overvalued. The advisor or manager sells a long position when a price target is reached, fundamentals have deteriorated or more attractive investments are available. The advisor or manager covers (buys back) short positions when a price target is reached, fundamentals have improved or more attractive short positions are available. The advisor will monitor the Fund’s statistical arbitrage strategy exposure, and adjust exposure as necessary to fully execute the Fund’s strategy, and comply with any guidelines and applicable regulatory limitations.

A portion of the Fund’s assets will be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds, shares of money market or short-term bond funds. The advisor will manage the cash and fixed income securities of the Fund in order to meet all liquidity, collateral, and other obligations of the Fund, and attempt to provide an additional yield to the Fund. These assets may held in cash, and invested directly or indirectly certain high grade, short term fixed income, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash equivalents with one year or less term to maturity.

In pursuing the Fund’s investment objectives, the Fund may engage in frequent trading of its portfolio securities. A higher portfolio turnover will result in higher transactional and brokerage costs.

Manager-of-Managers Order: The Fund and the Advisor have requested that the Securities and Exchange Commission grant an order that allows the Advisor to hire a sub-advisor or sub-advisors without shareholder approval (the “Order”) (SEC File No. 812-14806, filed August 3, 2017). However, there is no guarantee that such an Order will be issued. Until that Order is granted, shareholder approval is required if the Advisor hires a sub-advisor or sub-advisors.

Principal Investment Risks:

The following describes the risks the Fund may bear through investments in specific securities and derivatives.

Counterparty Risk: The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Advisor to present acceptable credit risk.

Currency and Exchange Rate Risks: The Fund may invest in financial instruments denominated in currencies other than the U.S. Dollar or in financial instruments which are determined with references to currencies other than the U.S. Dollar. To the extent unhedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as with price changes of their investments in the various local markets and currencies. Thus, an increase in the value of the U.S. Dollar compared to the other currencies in which the Fund may make investments will reduce the effect of increases and magnify the U.S. Dollar equivalent of the effect of decreases in the prices of the Fund’s financial instruments in their local markets. Conversely, a decrease in the value of the U.S. Dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the

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prices of the Fund’s non-U.S. Dollar financial instruments. The Fund also may utilize forward currency contracts and options to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk: To the extent the Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. The Fund may trade on exchanges or markets located outside the U.S. Trading on such exchanges or markets is not regulated by the SEC and CFTC and may, therefore be subject to more risks than trading on domestic exchanges, such as the risks of exchange controls, expropriation, burdensome taxation, moratoria and political or diplomatic events. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Leverage Risk: Using derivatives to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques. The Fund will utilize leverage to the extent leverage is implicit in the options strategy. The amount of leverage utilized will be within the limits established for regulated investment companies.

Management Risk: The Advisor's judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Advisor’s allocation of the Fund’s portfolio among its investments. The Advisor's assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.

Market Neutral and Hedged Strategies: Although the Fund may invest in positions that are intended to be market neutral, it may be unable to, or decide not to, hedge its positions, and, in such event, the Fund might sustain a significant risk of loss as a result of changes in the price of unhedged positions. In addition, there is no guarantee that the returns of the Fund will have a low correlation or be non-correlated with market indices and the Fund could experience significant losses. This may be particularly true during periods of high market volatility resulting from global events such as political upheavals, terrorist attacks, war or government intervention in currency markets.

Market Risk: Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions and political events affect the securities markets. Stocks involve the risk that they may never reach what the advisor believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the advisor misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Model Risk: The Fund will have exposure, through derivatives, to a third-party manager’s statistical arbitrage strategy which, in turn, relies on the manager’s investment models. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the Advisor will be successful in evaluating a manager’s quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).

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Non-Exchange Traded Derivatives Risk: The Fund’s investment program may involve the purchase and sale of relatively volatile financial instruments such as derivatives, which are frequently valued based on implied volatilities of such derivatives compared to the historical volatility of underlying financial instruments. Fluctuations or prolonged changes in the volatility of such instruments, therefore, can adversely affect the value of investments held by the Fund. In addition, many non-U.S. financial markets are not as developed or as efficient as those in the U.S., and as a result, price volatility may be higher for the Fund’s investments. Derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange, including, but not limited to, swap and option transactions. Over-the-counter options, unlike exchange-traded options, are two-party contracts with price and other terms negotiated by the buyer and seller. The risk of nonperformance by the obligor on such an instrument may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for financial instruments that are not traded on an exchange. Financial instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

Options Risk: Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying put and call options can be more speculative than investing directly in securities. The prices of all derivative instruments, including options, are highly volatile. Price movements of options contracts are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options also depends upon the price of the reference assets underlying them. There are risks associated with the purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.

Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

Short Selling and Short Position Risk: The Fund may indirectly engage in short-selling and short position derivative activities. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Advisor’s or ability to accurately anticipate the future value of a security or instrument, and potentially higher transaction costs than are associated with long-only investing. The Fund’s losses are potentially unlimited in a short position transaction.

Small and Medium Capitalization Company Credit Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Therefore, securities issued by smaller companies may pose greater credit risk than is generally associated with the securities of larger, more established companies.

Spread and Arbitrage Trading: A significant part of the Fund’s investment operations may involve spread positions between two or more financial instrument positions. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. Such positions, however, do entail a substantial risk that the price differential could change unfavorably causing a loss to the spread position. The Fund’s trading operations also may involve arbitraging between a financial instrument and its announced buy-out price (or other forms of “risk arbitrage”), or between or among two or more financial instruments (e.g., by means of “statistical arbitrage,” which depends heavily on the ability of market prices to return to a historical or predicted normal). This means, for example, that the Fund may purchase (or sell) financial instruments (i.e., on a current basis) and take offsetting positions in the same or related financial instruments. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably causing a loss to the position.

Swap Risk: The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The value of a swap may be highly volatile and may fluctuate substantially during a short period of time, and payments made pursuant to swap agreements also may be highly volatile. Payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of swap agreements also depends upon the price of the reference assets underlying them.

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Systems Risks: The Fund may depend on a manager to develop and implement appropriate systems for the Fund’s activities. The Fund relies extensively on computer programs and systems to trade, clear and settle transactions, to evaluate certain securities based on real-time trading information, to monitor its portfolios and net capital, and to generate risk management and other reports that are critical to the oversight of the Fund’s activities. In addition, certain of the Fund’s operations interface with or depend on systems operated by third parties, including prime brokers and market counterparties and their sub-custodians and other service providers, and the manager may not be in a position to verify the risks or reliability of such third-party systems. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by computer “worms,” viruses and power failures. Any such defect or failure could have a material adverse effect on the Fund. For example, such failures could cause settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect the Fund’s ability to monitor its investment portfolios and its risks.

Undervalued Stock Risk: Undervalued stocks may remain undervalued during a given period, may not ever realize their full value or may turn out to have been appropriately priced at the time the Fund purchased them. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged. Entire industries or sectors may lose favor with investors, and the Fund, in seeking value stocks, may focus its investments more heavily in those industries or sectors.

Volatility Risk: The Fund’s investment program may involve the purchase and sale of relatively volatile financial instruments such as derivatives, which are frequently valued based on implied volatilities of such derivatives compared to the historical volatility of underlying financial instruments. Fluctuations or prolonged changes in the volatility of such instruments, therefore, can adversely affect the value of investments held by the Fund. In addition, many non-U.S. financial markets are not as developed or as efficient as those in the U.S., and as a result, price volatility may be higher for the Fund’s investments.

Temporary Defensive Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the Fund may invest in positions that are inconsistent with its principal investment strategies and the opportunity to achieve its investment objective will be limited.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling 858-875-4100.

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of the Fund, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

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Investment Advisor: AlphaCore Capital, LLC, located at 875 Prospect St, Suite 315, La Jolla, CA 92037, serves as investment Advisor to the Fund (the “Advisor”). Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Fund’s investments. The Advisor is responsible for selecting the Fund’s investments according to its investment objective, polices, and restrictions. The Advisor, and its affiliates, have been providing investment advice to individual and institutional investors since 2015. As of the date of this Prospectus, the Advisor provides investment advice to individual investors and institutional investors such as regional banks, private foundations, non-profit organizations, pooled investment vehicles, other Investment Advisors and the Fund. As of June 30, 2017, the Advisor had approximately $210 million in assets under management.

Pursuant to an Investment Advisory Agreement, the Fund pays the Advisor, on a monthly basis, an annual advisory fee equivalent to 0.99% of the Fund’s average daily net assets. The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least October 31, 2018, to ensure the total Fund operating expenses after fee waiver and reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) expenses incurred in connection with any merger or reorganization; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.24% and 1.99% of average daily net assets attributable Class N and Institutional shares, respectively. Waived fees and absorbed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days written notice to the Advisor. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement will be available in the Fund’s first annual or semi-annual shareholder report.

Portfolio Managers:

Jonathan Belanger, CFA

Lead Portfolio Manager, Director of Research

Jonathan Belanger joined the Advisor in 2015 and serves as Director of Research with AlphaCore Capital. In this role, Mr. Belanger is responsible for overseeing the investment decision-making process for the fund and for managing the firm’s research efforts. Mr. Belanger also chairs the Investment Committee at AlphaCore Capital.

Before joining AlphaCore, Mr. Belanger was with Commonwealth Financial Network (“Commonwealth”) from 2005 to 2015, most recently as a Senior Investment Research Analyst. Mr. Belanger was responsible for the alternative investment selection and allocation in PPS Select, Commonwealth’s model management program. He also created the firm’s alternative strategy mutual fund recommended list and has been used regularly as a speaker, panelist, and author/contributor in the liquid alternatives space.

Mr. Belanger attended The Conservatory at Baldwin-Wallace College to pursue a B.M. with a focus on Keyboard Performance. He is a CFA Charterholder.

Richard Pfister, CAIA®

Portfolio Manager, CEO & Founder

Mr. Pfister founded AlphaCore Capital in 2015 and serves as President and CEO and is a member of the AlphaCore Investment Committee.

Mr. Pfister began his investment career in 1993 on the floor of the Chicago Mercantile Exchange as a technical analyst and trader. After trading in the currency and stock index futures markets for several years, he managed the Global Macro CTA Trade Desk for Dean Witter Reynolds. In June 1998, Dick was appointed Institutional Research Executive at the Man Financial Managed Investments Division, a role he held until Altegris was founded in 2002.

Mr. Pfister was a Partner, Executive Vice President, Investment Committee member, and Managing Director of Altegris Investments. Mr. Pfister’s experience combines analysis of alternative and traditional asset classes. He has experience working with various strategies including long/short equity, global macro, managed futures, event driven, statistical arbitrage, loan origination, and private equity. While in a leadership role, Altegris Investments was sold to a Fortune 500 company in 2010.

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Mr. Pfister is a member of the USD Emerging Leaders Council and serves as a board member for Voices for Children, a charity focused on helping foster children throughout San Diego. Mr. Pfister actively participates in the Vistage Key Executives Business Coaching Program.

Mr. Pfister graduated from the University of San Diego with a B.S. in Business Administration with a concentration in Finance. He is an inaugural member of the Chartered Alternative Investment Association (CAIA®).

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

HOW SHARES ARE PRICED

Shares of the Fund are sold at net asset value (“NAV”). The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes two classes of shares offered by the Fund: Class N and Institutional Class shares. The Fund offers these three classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below. Class N shares pay an annual fee of up to 0.25% for distribution and shareholder services expenses pursuant to a plan under Rule 12b-1. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. The Fund reserves the right to waive sales charges. All share classes may not be available for purchase in all states.

Class N Shares: Class N shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class N Shares is $5,000 and the minimum subsequent investment is $100. The Advisor reserves the right to reduce minimum investment requirements.

Institutional Class Shares: Institutional Class shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. Institutional Class shares requires a $500,000 investment minimum and $100 subsequent investment. The Advisor reserves the right to reduce minimum investment requirements.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address, addressed to the appropriate Fund:

via Regular Mail: ALPHACORE STATISTICAL ARBITRAGE FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	or Overnight Mail: ALPHACORE STATISTICAL ARBITRAGE FUND c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

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Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-447-2532 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-447-2532 for more information about the Fund’s Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund in which you choose to invest. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by a Fund before the close of NYSE (generally 4:00 p.m. Eastern Time) will be processed on that same day. Requests received after the close will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good Order” means your purchase request includes:

•         the name of the Fund and share class,

•         the dollar amount of shares to be purchased,

•         a completed purchase application or investment stub, and

•         check payable to the Fund.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-447-2532 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail: ALPHACORE STATISTICAL ARBITRAGE FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	or Overnight Mail: ALPHACORE STATISTICAL ARBITRAGE FUND c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-447-2532. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective

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affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash. In-kind redemptions of Fund shares will be redeemed pro rata to the extent that doing so is reasonable and in the best interests of the Fund and its shareholders.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.
A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Please call the Fund at 1-855-447-2532 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Low Balances: If at any time your account balance in the Fund falls below the following amounts per share class:

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Class Minimum	N	Institutional
	$5,000	$500,000

The Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the relevant Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”
•	Rejecting or limiting specific purchase requests; and
•	Rejecting purchase requests from certain investors;

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

The Fund and/or the Advisor may waive the redemption fee for the following redemptions:

•	Redemptions through automatic withdrawal or exchange plans;
•	Redemptions through certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries; and
•	Redemptions made by certain retirement plan participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

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Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income semi-annually and net capital gains annually in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax Advisors to determine the tax consequences of owning the Fund’s shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, (the “Distributor”) located at 17605 Wright Street, Omaha, Nebraska 68130, is the Distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees: The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class N shares (the “Plan”), pursuant to Rule 12b-1 of the 1940 Act, pursuant to which the Fund may pay the Distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund’s average daily net assets attributable to the respective class of shares. Institutional Class does not have a 12b-1 Plan.

Class	N	Institutional
12b-1 Fee	0.25%	None

The distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of a Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Fund’s Advisor and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a

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preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-447-2532 on days the Fund is open for business or contact your financial institution.
The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the AlphaCore Statistical Arbitrage Fund recently commenced investment operations, no financial highlights are available for that Fund at this time. In the future, financial highlights for the Fund will be presented in this section of the Prospectus.

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PRIVACY NOTICE

Rev. February, 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

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What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•         sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•         affiliates from using your information to market to you.

•         sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.
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The AlphaCore Statistical Arbitrage Fund

Advisor	AlphaCore Capital, LLC 875 Prospect St, Suite 315 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, N.A. 350 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated August 9, 2017, as amended August 30, 2017 and April 12, 2018 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-447-2532 or visit www.alphacorefunds.com. You may also write to:

AlphaCore Statistical Arbitrage Fund

c/o Gemini Fund Services, LLC

17605 Wright Street

Omaha, Nebraska 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720